                                EIGHTH AMENDMENT


          EIGHTH AMENDMENT (this "Amendment"), dated as of March 19, 1997, among EARLE M. JORGENSEN HOLDING COMPANY, INC., a Delaware corporation ("Holding"), EARLE M. JORGENSEN COMPANY, a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and BT COMMERCIAL CORPORATION and THE CHASE MANHATTAN BANK, as successor in interest to Chemical Bank, as Agents. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


          WHEREAS, Holding, the Borrower, the Agents and the Lenders are parties to a Credit Agreement, dated as of March 3, 1993, as amended, modified and supplemented to the date hereof (as so amended, modified and supplemented, the "Credit Agreement"); and

          WHEREAS, the parties to the Credit Agreement wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:


          1. Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the definitions of "Current Liabilities" and "Expiration Date" and (b) inserting the following new definitions in lieu thereof:

               "CURRENT LIABILITIES shall (i) mean all liabilities designated as "current" on a consolidated balance sheet of the Borrower prepared in accordance with GAAP (excluding that portion of the Senior Notes designated as "current" liabilities in accordance with GAAP) and (ii) include, without limitation and solely for the purpose of calculating financial covenants contained in this Credit Agreement, the balance of Revolving Loans outstanding.

               EXPIRATION DATE shall mean September 9, 1999.

          2. Section 1.1 of the Credit Agreement is further amended by (a) deleting the first parenthetical in the definition of "Fixed Charges" and (b) inserting the following new parenthetical in lieu thereof:

          "(PROVIDED, however, that for the purpose of calculating the Fixed Charge Coverage Ratio, Fixed Charges shall exclude the aggregate amount of fees paid by the Borrower to the Banks on February 28,
          1997)"

          3. Section 1.1 of the Credit Agreement is further amended by inserting the following new definition in alphabetical order therein:

               "TOTAL AVAILABILITY shall mean the difference between (i) the lesser of (x) the Total Commitments and (y) the Borrowing Base and
          (ii) the aggregate balance of Revolving Loans outstanding and all Letter of Credit Obligations outstanding."

          4. Section 2.2 of the Credit Agreement is hereby amended by inserting after the final period in clause (a) the following new sentence:

          "In addition, in no event after giving effect to the Reduction Percentage, shall the percentage in clause (B) above be less than forty-five percent (45%)."

          5. Section 7.1 of the Credit Agreement is hereby amended by (a) deleting clause (e) in its entirety and (b) inserting the following new clause
(e) in lieu thereof:

               "(e) upon request by the Agents or at any time a Default or Event of Default shall exist and in any event either (i) if the Total Availability is equal to or less than $30,000,000, not later than 12:00 Noon Los Angeles time on the third Business Day of each week, and within 12 Business Days after the last Business Day of each month, a Borrowing Base certificate in substantially the form of Exhibit I (the "Borrowing Base Certificate"), duly completed, as of the Friday of the immediately preceding week and as of the last day of such month, as applicable (or such other date as the Agents may specify in such request) or (ii) if the Total Availability is more than $30,000,000, within five Business Days after the end of each month, a draft of, and within 12 Business Days after the end of each month, a final version of, the Borrowing Base Certificate, duly completed, as of the last day of such immediately preceding month (or such other date as the Agents may specify in such request). In any event, such Borrowing Base Certificate shall be certified by the Borrower's chief executive officer, chief financial officer, treasurer or controller and be subject only to adjustment upon completion of the normal year-end audit and confirmation based upon cycle counting verification. In addition, each Borrowing Base Certificate shall have attached to it such additional schedules and/or other information, including monthly aging reports, as either Agent may reasonably request;"

          6. Section 8.4 of the Credit Agreement is hereby amended by (a) deleting the period "Fiscal year beginning April 1, 1997 and thereafter" and corresponding amount "$12,000,000" and (b) inserting the following new periods and corresponding amounts in lieu thereof:

"Fiscal year beginning April 1, 1997
   and ending March 31, 1998                              $12,000,000

 Fiscal year beginning April 1, 1998
   and ending March 31, 1999                              $12,000,000

 Fiscal year beginning April 1, 1999
   and thereafter                                         $12,000,000"

          7. Section 8.5 of the Credit Agreement is amended by (a) deleting the word "and" at the end of clause (k), (b) deleting clause (l) in its entirety, and (c) inserting the following new clauses (l) and (m):

               "(l) any Investments in accordance with any Rabbi Trust of the Borrower in effect on January 1, 1997 that is for the benefit of the Borrower's 401(a)(17) Supplemental Compensation Plan and deferred compensation plans; and

               (m) any Investments in addition to those contemplated by the foregoing clauses (a) through (l), PROVIDED that all Investments made pursuant to this clause (m) shall be permitted by the Senior Notes and shall not exceed $10,000,000 at any time outstanding."

          8. Section 8.9 of the Credit Agreement is hereby amended by (a) deleting the period "Each fiscal quarter occurring on and after December 30, 1997" and corresponding amount "79,000,000" and (b) inserting the following new periods and corresponding amounts in lieu thereof:

December 30, 1997 to March 31, 1998                         79,000,000
April 1, 1998 to June 30, 1998                              80,000,000
July 1, 1998 to September 29, 1998                          81,000,000
September 30, 1998 to December 31, 1998                     82,000,000
January 1, 1999 to March 31, 1999                           83,000,000
April 1, 1999 to June 30, 1999                              84,000,000
Each fiscal quarter occurring on and
  after July 1, 1999                                      85,000,000".

          9. Section 8.10 of the Credit Agreement is hereby amended by (a) deleting the amount "$140,000,000" and (b) inserting the amount "$75,000,000" in lieu thereof.

          10. Section 8.16 of the Credit Agreement is amended by inserting "(other than Investments permitted under Section 8.5(l))" after the reference to "investments".

          11. In order to induce the Lenders to enter into this Amendment, each Credit Party hereby:

          (a) makes each of the representations, warranties and agreements contained in Section 6 of the Credit Agreement on the Eighth Amendment Effective Date (as defined in Section 15 of this Amendment), both before and after giving effect to this Amendment; and

          (b) represents and warrants that no Default or Event of Default is in existence on the Eighth Amendment Effective Date, both before and after giving effect to this Amendment.

          12. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          13. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holding and the Payments Administrator.

          14. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          15. This Amendment shall become effective on the date (the "Eighth Amendment Effective Date") when (i) Holding, the Borrower, the Agents, the Issuing Bank and each Lender shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Payments Administrator at the Payment Office, (ii) each Lender which prior to the Eighth Amendment Effective Date has committed to lend under the Credit Agreement an amount in excess of $15,000,000 shall have received a fee of 3/8 of 1% of such Lender's allocated Commitment and (iii) each Lender which prior to the Eighth Amendment Effective Date has committed to lend under the Credit Agreement an amount equal to or less than $15,000,000 shall have received a fee of 1/4 of 1% of such Lender's allocated Commitment.

          16. From and after the Eighth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                                 *      *      *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                              EARLE M. JORGENSEN HOLDING
                                COMPANY, INC.


                              By
                                --------------------------------------
                                Title:


                              EARLE M. JORGENSEN COMPANY


                              By
                                --------------------------------------
                                Title:


                              AGENTS:


                              BT COMMERCIAL CORPORATION,
                                as Agent


                              By
                                --------------------------------------
                                Title:


                              THE CHASE MANHATTAN BANK, N.A.,
                                as Agent


                              By
                                --------------------------------------
                                Title:

                              ISSUING BANK:


                              BANKERS TRUST COMPANY


                              By
                                --------------------------------------
                                Title:


                              LENDERS:


                              BT COMMERCIAL CORPORATION


                              By
                                --------------------------------------
                                Title:


                              THE CHASE MANHATTAN BANK, N.A.


                              By
                                --------------------------------------
                                Title:


                              ARAB BANKING CORPORATION



                              By
                                --------------------------------------
                                Title:


                              THE BANK OF NEW YORK
                                 COMMERCIAL CORPORATION


                              By
                                --------------------------------------
                                Title:

                              BANK OF SCOTLAND


                              By
                                --------------------------------------
                                Title:


                              BANQUE PARIBAS


                              By
                                --------------------------------------
                                Title:


                              By
                                --------------------------------------
                                Title:


                              THE CIT GROUP/BUSINESS CREDIT INC.


                              By
                                --------------------------------------
                                Title:


                              DRESDNER BANK AG, New York Branch
                                and Grand Cayman Branch


                              By
                                --------------------------------------
                                Title:


                              THE FIRST NATIONAL BANK OF BOSTON


                              By
                                --------------------------------------
                                Title:

                              MANUFACTURERS BANK


                              By
                                --------------------------------------
                                Title:


                              SOCIETE GENERALE,
                                Los Angeles Branch


                              By
                                --------------------------------------
                                Title:


                              UNION BANK OF CALIFORNIA, N.A.


                              By
                                --------------------------------------
                                Title:


                              WELLS FARGO BANK, N.A.


                              By
                                --------------------------------------
                                Title: